American Independence Kansas Tax-Exempt Bond Fund

(the “Fund”)

a series of

ALPS SERIES TRUST

Supplement dated September 17, 2019 to the Fund’s Statement of Additional Information (the “SAI”) dated January 28, 2019, as may have been subsequently supplemented and revised

Effective as of the date above, the section entitled “MANIFOLD FUND ADVISORS, LLC SUMMARY OF PROXY VOTING POLICIES” found in Appendix B of the SAI is deleted in its entirety and replaced with the Proxy Voting Policies of Carret Asset Management, LLC attached to this supplement.

Investors Should Retain This Supplement for Future Reference

VOTING CLIENT SECURITIES

A.	Unless Carret Asset Management, LLC (“Carret”) has agreed to otherwise, clients maintain exclusive responsibility for: (1) directing the manner in which proxies solicited by issuers of securities owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the client’s investment assets.

In the event that Carret does vote proxies, absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how Carret addressed any such circumstance or conflict shall be maintained by Carret), it is Carret’s general policy to vote proxies in conjunction with the services provided by, and consistent with the recommendations of Broadridge Investor Communications Solutions (“Broadridge”). With regard to Taft-Hartley clients, Carret has retained Broadridge, at no cost to the client, to vote all proxies in accordance with AFL-CIO Guidelines for Voting Proxies which by definition is in the best interests of the client.

Carret (in conjunction with the services provided by Broadridge) shall monitor corporate actions of individual issuers and investment companies consistent with Carret’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, Carret may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), Carret may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. Carret (in conjunction with the services provided by Broadridge) shall maintain records pertaining to proxy voting as required pursuant to Rule 204-2 (c)(2) under the Advisers Act. Copies of Rules 206(4)-6 and 204-2(c)(2) are available upon written request. In addition, information pertaining to how Carret voted on any specific proxy issue is also available upon written request. Requests should be made by contacting Carret’s Chief Compliance Officer, Marco A. Vega.

B.	Unless Carret has agreed to vote client proxies, clients will receive their proxies or other solicitations directly from their custodian. Clients may contact Carret to discuss any questions they may have with a particular solicitation. Carret may provide information but will not act or advise Clients in any legal proceedings, including but not limited to class actions, involving securities held or previously held by the account.